EXHIBIT 10.12

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$190,000.00	07-23-2004		11825732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: Adcare Health Systems, Inc.
5057 Troy Rd
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

COPY

Principal Amount: $190,000.00 **Interest Rate: 4.130%** **Date of Note: July 23, 2004**

PROMISE TO PAY. Adcare Health Systems, Inc. ("Borrower") promises to pay to Cornerstone Bank ("Lender"), or order, in lawful money of the United States of America, on demand, the principal amount of One Hundred Ninety Thousand & 00/100 Dollars ($190,000.00) or so much as may be outstanding, together with interest at the rate of 4.130% per annum on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan immediately upon Lender's demand. Payment in full is due immediately upon Lender's demand. Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning August 23, 2004, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Cornerstone Bank, Main Office, 28 East Main Street, Springfield, OH 45502.

LATE CHARGE. If a regularly scheduled interest payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $45.00, whichever is greater. If Lender demands payment of this loan, and Borrower does not pay the loan in full within 15 days after Lender's demand, Borrower also will be charged either 5.000% of the sum of the unpaid principal plus accrued unpaid interest or $45.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note 3.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Note has been accepted by Lender in the State of Ohio.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State of Ohio.

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full. Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower while such attorney is retained by Lender. Borrower expressly consents to such attorney acting for Borrower in confessing judgment.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether

10.12

checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: certificates of deposit described in an Assignment of Deposit Account dated July 23, 2004.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Cornerstone Bank, Main Office, 28 East Main Street, Springfield, OH 45502.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Ohio (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

NOTICE: FOR THIS NOTICE "YOU" MEANS THE BORROWER AND "CREDITOR" AND "HIS" MEANS LENDER.

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER:

ADCARE HEALTH SYSTEMS, INC.

By: COPY
Gary L. Wade, President of Adcare Health Systems, Inc.

LASER PRO Lending, Ver. [illegible] Copr. Harland Financial Solutions, Inc. 1997, 2004. All Rights Reserved. - OH [illegible]

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$190,000.00	07-23-2004		11825732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "*****" has been omitted due to text length limitations.

Borrower: Adcare Health Systems, Inc.
5057 Troy Rd
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

COPY

LOAN TYPE. This is a Fixed Rate (4.500%) Nondisclosable Draw Down Line of Credit Loan to a Corporation for $190,000.00 due on demand.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: Capital for Hearth & Care of Greenfield, LLC

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $190,000.00 as follows:

Amount paid to Borrower directly: $190,000.00 Deposited to Checking Account # 17100495	$190,000.00
Note Principal:	$190,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 17100495 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 23, 2004.

BORROWER:

ADCARE HEALTH SYSTEMS, INC.

By: COPY
Gary L. Wade, President of Adcare Health Systems, Inc.

LASER PRO Lending, Ver. [illegible] Copr. Harland Financial Solutions, Inc. 1997, 2004. All Rights Reserved. [illegible]

Number: 146

COLLATERAL RECEIPT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$190,000.00	07-23-2004		11825732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Adcare Health Systems, Inc.
5057 Troy Rd
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

COPY

Grantor: Hearth & Care of Greenfield, LLC
5057 Troy Rd
Springfield, OH 45502

Description of Collateral	Custody Control Signatures	Date Released
CD Account Number 16009102 with Lender with an approximate balance of $190,000.00		

Initial Delivery Acknowledgements:

Grantor: ______________________
(Grantor's Signature)

Cornerstone Bank
By: ______________________
(Authorized Officer)

Return Receipt Acknowledgement:

Grantor acknowledges the receipt of all collateral, including all unmatured coupons, if any.

X ______________________
(Grantor's Signature)

Instructions for Returning Collateral and Disposition of Coupons: ______________________

____

____

____

LASER PRO Lending, Ver. 5.24.00.002 Copr. Harland Financial Solutions, Inc. 1997, 2004. All Rights Reserved. - OH [illegible]

LIMITED LIABILITY COMPANY RESOLUTION TO GRANT COLLATERAL

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$190,000.00	07-23-2004		11025732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Adcare Health Systems, Inc.
5057 Troy Rd
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

Company: Hearth & Care of Greenfield, LLC
5057 Troy Rd
Springfield, OH 45502

COPY

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY'S EXISTENCE. The complete and correct name of the Company is Hearth & Care of Greenfield, LLC ("Company"). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Ohio. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 5057 Troy Rd, Springfield, OH 45502. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of The Company's state of organization or any change in The Company's name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and The Company's business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on July 23, 2004, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MANAGERS. The following named persons are managers of Hearth & Care of Greenfield, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Gary L. Wade	President	Y	X ______________
David A. Tenwick	Manager	Y	X ______________

ACTIONS AUTHORIZED. Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all of the Company's real property and all of the Company's personal property (tangible or intangible), as security for the payment of any loans, any promissory notes, or any other or further indebtedness of Adcare Health Systems, Inc. to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered. The provisions of this Resolution authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Company shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of Adcare Health Systems, Inc. to Lender. The Company has considered the value to itself of lending collateral in support of such indebtedness, and the Company represents to Lender that the Company is benefited by doing so.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Confession of Judgment. The Company hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against the Company for the unpaid amount of this Resolution as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Resolution, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. The Company waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Resolution have been paid in full. The Company waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of the Company in confessing judgment against the Company while such attorney is retained by Lender. The Company expressly consents to such attorney acting for the Company in confessing judgment.

Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury and confessing judgment against the Company**, as the managers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business: None.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company's name; (B) change in the Company's assumed business name(s); (C) change in the management or in the Managers of the Company; (D) change in the authorized signer(s); (E) change in the Company's principal office address; (F) change in the Company's state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING MANAGERS AND RESOLUTIONS. The managers named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Grant Collateral is dated July 23, 2004.

CERTIFIED TO AND ATTESTED BY:

By: COPY
Authorized Signer for Hearth & Care of Greenfield, LLC

By: COPY
Authorized Signer for Hearth & Care of Greenfield, LLC

NOTE: If the managers signing this Resolution are designated by the foregoing document as one of the managers authorized to act on the Company's behalf, it is advisable to have this Resolution signed by at least one non-authorized manager of the Company.

LASER PRO Lending, Ver. [illegible] Copr. Harland Financial Solutions, Inc. [illegible]. All Rights Reserved. - [illegible]

YOUR DEPOSIT ACCOUNT TERMS AND CONDITIONS

AGREEMENT - These terms govern the operation of this account unless varied or supplemented in writing. Unless it would be inconsistent to do so, words and phrases used in this document should be construed so that the singular includes the plural and the plural includes the singular. As used in this form, the words "we," "our," or "us" mean the financial institution and the words "you" or "your" mean the account holder(s). This account may not be transferred or assigned without our written consent.

Much of our relationship with our deposit customers is regulated by state and federal law, especially the law relating to negotiable instruments, the law regulating the methods of transferring property upon death and the rights of surviving spouses and dependents, the law pertaining to estate and other succession taxes, the law regarding electronic funds transfer, and the law regarding the availability of deposited funds. This body of law is too large and complex to be reproduced here.

The purpose of this form is to:

(1) summarize the rules applicable to the more common transactions;
(2) establish rules to govern transactions or circumstances which the law does not regulate; and
(3) establish rules for certain events or transactions which the law already regulates but permits variation by agreement.

We may permit some variations from this standard agreement, but any such variations must be agreed to in writing either on our signature card for the account or in some other written form.

LIABILITY - Each of you agrees, for yourself (and the person or entity you represent if you sign as a representative of another) to the terms of this account and the schedule of charges that may be imposed. You authorize us to deduct these charges as accrued directly from the account balance. You also agree to pay additional reasonable charges we may impose for services you request which are not contemplated by this agreement. Each of you also agrees to be jointly and severally liable for any account deficit resulting from charges or overdrafts, whether caused by you or another authorized to withdraw from this account, and the costs we incur to collect the deficit including, to the extent permitted by law, our reasonable attorneys' fees.

DEPOSITS - Any items, other than cash, accepted for deposit (including items drawn "on us") will be given provisional credit only until collection is final (and actual credit for deposits of, or payable in, foreign currency will be at the exchange rate in effect on final collection in U.S. dollars). Subject to any other limitations, interest will be paid only on collected funds, unless otherwise provided by law. We are not responsible for transactions initiated by mail or outside depository until we actually record them. All transactions received after our "daily cut-off time" on a business day we are open, or received on a day in which we are not open for business, will be treated and recorded as if initiated on the next following business day that we are open.

WITHDRAWALS - Unless otherwise clearly indicated on the account records, any one of you who signs this form including authorized signers, may withdraw or transfer all or any part of the account balance at any time on forms approved by us. Each of you (until we receive written notice to the contrary) authorizes each other person signing this form to endorse any item payable to you or your order for deposit to this account or any other transaction with us. We may charge against your account a check, even though payment was made before the date of the check, unless you have given us written notice of the postdating. The fact that we may honor withdrawal requests which overdraw the finally collected account balance does not obligate us to do so, unless required by law. Withdrawals will first be made from collected funds, and we may, unless prohibited by law or our written policy, refuse any withdrawal request against uncollected funds, even if our general practice is to the contrary. We reserve the right to refuse any withdrawal or transfer request which is attempted by any method not specifically permitted, which is for an amount less than any minimum withdrawal requirement, or which exceeds any frequency limitation. Even if we honor a nonconforming request, repeated abuse of the stated limitations (if any) may eventually force us to close this account. We will use the date a transaction is completed by us (as opposed to the day you initiate it) to apply the frequency limitations. On interest-bearing accounts other than time deposits, we reserve the right to require at least seven days' written notice before any withdrawal or transfer. Withdrawals from a time deposit prior to maturity or prior to the expiration of any notice period may be restricted and may be subject to penalty. See your notice of penalties for early withdrawal.

ACH AND WIRE TRANSFERS - This agreement is subject to Article 4A of the Uniform Commercial Code in the state in which you have your account with us. If you originate a fund transfer for which Fedwire is used, and you identify by name and number a beneficiary financial institution, an intermediary financial institution or a beneficiary, we and every receiving or beneficiary financial institution may rely on the identifying number to make payment. We may rely on the number even if it identifies a financial institution, person or account other than the one named. You agree to be bound by automated clearing house association rules. These rules provide, among other things, that payments made to you, or originated by you, are provisional until final settlement is made through a Federal Reserve Bank or payment is otherwise made as provided in Article 4A-403(a) of the Uniform Commercial Code. If we do not receive such payment, we are entitled to a refund from you in the amount credited to your account and the party originating such payment will not be considered to have paid the amount so credited. If we receive a credit to an account you have with us by wire or ACH, we are not required to give you any notice of the payment order or credit.

OWNERSHIP OF ACCOUNT AND BENEFICIARY DESIGNATION - You intend these rules to apply to this account depending on the form of ownership and beneficiary designation, if any, specified on page 1. We make no representations as to the appropriateness or effect of the ownership and beneficiary designations, except as they determine to whom we pay the account funds. **Individual Account** - is owned by one person. **Joint Account - With Survivorship (And Not As Tenants In Common)** - is owned by two or more persons. Each of you intend that upon your death the balance in the account (subject to any previous pledge to which we have consented) will belong to the survivor(s). If two or more of you survive, you will own the balance in the account as joint tenants with survivorship and not as tenants in common. **Joint Account - No Survivorship (As Tenants In Common)** - is owned by two or more persons, but none of you intend (merely by opening this account) to create any right of survivorship in any other person. We encourage you to agree and tell us in writing of the percentage of the deposit contributed by each of you. This information will not, however, affect the "number of signatures" necessary for withdrawal. **Revocable Trust or Pay-On-Death Account** - If two or more of you create such an account, you own the account jointly with survivorship. Beneficiaries acquire the right to withdraw only if: (1) all persons creating the account die, and (2) the beneficiary is then living. If two or more beneficiaries are named and survive the death of all persons creating the account, such beneficiaries will own this account in equal shares, without right of survivorship. Any such beneficiary may withdraw all or any part of the account balance. The person(s) creating either of these account types reserves the right to: (1) change beneficiaries, (2) change account types, and (3) withdraw all or part of the deposit at any time. **Corporate, Partnership, and other Organizational Accounts** - We will usually require a separate authorization form designating the person permitted and conditions required for withdrawal from any account in the name of a legal entity such as a partnership, corporation, or other organization. We will honor such authorization according to its terms until it is amended or terminated in writing by the governing body of such organization.

STOP-PAYMENTS - A stop-payment order must be given in the manner required by law and must be received in time to give us a reasonable opportunity to act on it before our stop-payment cut-off time. Our stop-payment cut-off time is one hour after the opening of the next banking day after the banking day on which we receive the item. Additional limitations on our obligation to stop-payment are provided by law. A stop-payment order must precisely identify the number, date and amount of the item, and the payee. We will honor a stop-payment request by the person who signed the particular item, and, by any other person, even though such other person did not sign the item, if such other person has an equal or greater right to withdraw from this account than the person who signed the item in question. A release of the stop-payment request may be made only by the person who initiated the stop-payment.

AMENDMENTS AND TERMINATION - From time to time we may amend any term of this agreement upon giving you reasonable notice in writing or by any other method permitted by law, including, in appropriate circumstances, posting notice in our building. We may also close this account at any time upon reasonable notice to you and tender of the account balance personally or by mail. Notice from us to any one of you is notice to all of you.

STATEMENTS - You must examine your statement of account with "reasonable promptness." If you discover (or reasonably should have discovered) any unauthorized payments or alterations, you must promptly notify us of the relevant facts. If you fail to do either of these duties, you will have to either share the loss with us, or bear the loss entirely yourself (depending on whether we exercised ordinary care and, if not, whether we substantially contributed to the loss). The loss could be not only with respect to items on the statement but other items forged or altered by the same wrongdoer. You agree that the time you have to examine your statement and report to us will depend on the circumstances, but that such time will not, in any circumstance, exceed a total of 30 days from when the statement is first made available to you.

You further agree that if you fail to report any unauthorized signatures, alterations, forgeries or any other errors in your account within 60 days of when we make the statement available, you cannot assert a claim against us on any items in that statement, and the loss will be entirely yours. This 60 day limitation is without regard to whether we exercised ordinary care. The limitation in this paragraph is in addition to that contained in the first paragraph of this section.

DIRECT DEPOSITS - If, in connection with a direct deposit plan, we deposit any amount in this account which should have been returned to the Federal Government for any reason, you authorize us to deduct the amount of our liability to the Federal Government from this account or from any other account you have with us, without prior notice and at any time, except as prohibited by law. We may also use any other legal remedy to recover the amount of our liability.

TEMPORARY ACCOUNT AGREEMENT - If this option is selected, we may restrict or prohibit further use of this account if you fail to comply with the requirements we have imposed within a reasonable time.

SET-OFF - You each agree that we may (without prior notice and when permitted by law) set off the funds in this account against any due and payable debt owed to us now or in the future, by any of you having the right of withdrawal, to the extent of such persons' or legal entity's right to withdraw. If the debt arises from a note, "any due and payable debt" includes the total amount of which we are entitled to demand payment under the terms of the note at the time we set off, including any balance the due date for which we properly accelerate under the note. This right of set-off does not apply to this account if: (a) it is an Individual Retirement Account or other tax-deferred retirement account, or (b) the debt is created by a consumer credit transaction under a credit card plan, or (c) the debtor's right of withdrawal arises only in a representative capacity. We will not be liable for the dishonor of any check when the dishonor occurs because we set off a debt against this account. You agree to hold us harmless from any claim arising as a result of our exercise of our right of set-off.

FACSIMILE SIGNATURES - You authorize us, at any time, to charge you for all checks, drafts, or other orders, for the payment of money, that are drawn on us regardless of by whom or by what means the facsimile signature(s) may have been affixed so long as they resemble the facsimile signature specimen on page 1 of this agreement, or that are filed separately with us, and contain the required number of signatures for this purpose.

AUTHORIZED SIGNER (Individual Accounts only) - An authorized signer is someone you designate to conduct transactions on your behalf, but does not have any ownership or rights at death unless named as a Pay-on-Death or Revocable Trust beneficiary.

UNCLAIMED FUNDS - Any money or right to money you have in this account or matured time deposit will become unclaimed funds under Ohio Revised Code Chapter 169 if, according to our records, for five years you do not make a deposit or withdrawal, correspond with us regarding this account, transact business with us or otherwise indicate an interest or knowledge of the funds.

Experta, ©1983, 1990, 1991 Bankers Systems, Inc., St. Cloud, MN Form MPSC-LAZ-OH 11/22/2000

CORNERSTONE BANK

Member FDIC

Certificate of Deposit Account Truth-in-Savings Disclosure

24 MONTH CERTIFICATE **Certificate of Deposit**

16009102 ____________ **Account Number**

07/22/2004 ____________ **Date**

Time requirements - Your account will mature 07/22/2006 ________.

Rate information - The interest rate on your account is __________ % with an annual percentage yield of __________ %. You will be paid this rate until your first maturity.

Compounding frequency - Interest will be compounded every day.

Interest will be credited to your account - _____monthly, X____ quarterly or_____ at maturity.

Minimum balance to open the account - You must deposit $1,000.00 to open this account.

Balance Computation method - We use the daily balance method to calculate the interest on your account. This method applies a daily periodic rate to the principal in the account each day.

Interest on noncash deposits - Interest begins to accrue no later than the business day we receive credit for the deposit of noncash items (i.e. checks).

Transaction limitations - You may not make any deposits into your account before maturity. Principal may be withdrawn before maturity but it is subject to early withdrawal penalty. You can withdraw credited interest at any time during the term of your account without penalty. Withdrawal of interest prior to maturity will reduce earnings. The annual percentage yield assumes interest will remain on deposit until maturity.

Early withdrawal penalties - If your account has an original maturity of one year or less, a penalty equal to three months interest will be charged to your account. If your account has an original maturity of more than one year, a penalty equal to six months interest will be charged to your account.

In certain circumstances such as the death or incompetence of an owner of this account, the law permits, or in some cases requires, the waiver of the early withdrawal penalty. See your plan disclosure if this account is part of an IRA or other tax qualified plan. (Minimum required penalty - The minimum required penalty is equal to seven (7) calendar days interest.)

Automatically renewable time account - This account will automatically renew at maturity. You may prevent renewal, if before maturity we receive written notice from you of your intention not to renew, or you withdraw the funds in the account at maturity (or within the grace period mentioned below). If you prevent renewal, interest will continue to accrue after final maturity for up to seven (7) calendar days.

Each renewal term will be the same as the original term, beginning on the maturity date. The interest rate will be the same we offer on new time deposits of an annual or semi-annual rate equal to or less than the current term or, if still available, the same special rate. The minimum balance (if any) and other features are the same as the original time deposit.

Please call (937)325-4683 or 1 (800)600-1884 to obtain the interest rate and annual percentage yield for your new account.

You will have seven (7) calendar days after maturity to withdraw or add additional funds without a penalty.

CORNERSTONE BANK

Customer Information Privacy Protection Notice

At Cornerstone Bank we value your relationship with us. We understand that this relationship is centered around the trust that your personal information is secure. Protecting the privacy and confidentiality of your personal information is of the utmost importance to Cornerstone Bank.

The directors, management, and staff of Cornerstone Bank are concerned about and respect the privacy of our customers' personal financial information. We understand that our customers furnish sensitive information to the bank in the course of daily business, and the bank is committed to treating such information responsibly. We know that our customers expect privacy and security for their personal and financial affairs.

The bank will take all the necessary steps to safeguard sensitive information that has been entrusted to us by our customers. The following privacy notice and disclosure outlines Cornerstone's practice regarding personally identifiable financial information for our customers and those consumers who become our customers.

TYPES OF INFORMATION THE BANK COLLECTS

At Cornerstone Bank we collect nonpublic, personal information about you from many sources, including the following:

~ Information we receive from you on applications or other forms

~ Information about your transactions with us, our affiliates, or others

~ Information we receive from a consumer reporting agency

All information collected and stored by the bank is used for specific business purposes, such as administering your account, complying with federal banking regulations, protecting against fraud, and developing a better understanding of your financial needs to provide you with improved products and services.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy practices as described in this notice.

Nonpublic, personal information does not include that which is available from government records, widely distributed media, or government-mandated disclosures.

TYPES OF INFORMATION THE BANK DISCLOSES

Guarding your privacy is our obligation. The bank does not now, nor does it intend in the future, to disclose any personal financial information to any nonaffiliated or affiliated third party. By law the bank may disclose certain personally identifiable information without allowing consumers the right to opt out of the bank's sharing agreements in the following circumstances:

- To companies who perform transaction processing for the bank in the following circumstances:
  - If the transaction, service, or product is requested or authorized by the consumer
  - To maintain or service a customer's account as part of a private label credit card or other loan extension program
  - In connection with a securitization, secondary market sale (including servicing rights), or similar transaction related to a customer
- To disclose information necessary to enforce the bank's legal or contractual rights or the rights of any other person who is engaged in the financial transaction
- To disclose information required in the ordinary course of banking business, such as the settlement of claims or benefits, the confirmation of information to the customer or the customer's agent, and the billing, processing, or clearing of items in the normal course of business
- To provide information to insurance rate advisory organizations, guaranty funds or agencies, agencies that are rating the bank, persons who are assessing the bank's compliance with industry standards, and the bank's attorneys, accountants, and auditors
- To the extent permissible under the Right to Financial Privacy Act
- To a consumer reporting agency under the Fair Credit Reporting Act
- To comply with federal, state, or local laws, rules, and other applicable legal requirements

SAFEGUARDING CUSTOMER INFORMATION

We understand that the protection of your nonpublic personal information is very important to you. At Cornerstone Bank we protect customer privacy by ensuring that only employees who have a business reason for knowing information have access to it.

All employees have a copy of this notice and disclosure and are trained at least annually regarding the importance of safeguarding customer information. Executive management will take disciplinary action against any employee who violates the bank's privacy policy and procedures.

Cornerstone Bank
Funds Availability Disclosure

Effective May 3, 2001

Your Ability to Withdraw Funds

Our policy is to make funds from deposits of cash and local checks available on the next business day. The availability of funds from deposits of non local checks will be delayed until the second business day after the deposit. During the delay, you may not withdraw the funds in cash and we will not use the funds to pay checks that you have written.

Determining the Availability of a Deposit

The length of the delay is counted in business days from the day of your deposit. Every day is a business day except Saturdays, Sundays, and federal holidays. If you make a deposit on a business day that we are open, we will consider that day to be the day of your deposit. However, if you make a deposit on Saturday or on a day we are not open, we will consider that the deposit was made on the next business day we are open.

The length of the delay varies depending on the type of deposit and is explained below.

Same-Day Availability

Funds from electronic direct deposits to your account will be available on the day we receive the deposit.

Next-Day Availability

Funds from the following deposits are available on the first business day after the day of your deposit:

- Wire transfers
- Checks drawn on Cornerstone Bank.
- U.S. Treasury checks that are payable to you
- Local checks drawn on other institutions

If you make the deposit in person to one of our employees, funds from the following deposits are also available on the first business day after the day of your deposit:

- Cash
- State and local government checks that are payable to you.
- Cashier's, certified, and teller's checks that are payable to you.
- Federal Reserve Bank checks, Federal Home Loan Bank checks, and postal money orders, if these items are payable to you.

If you do not make your deposit in person to one of our employees (for example, if you mail the deposit), funds from these deposits will be available on the second business day after the day we receive your deposit.

Other Check Deposits

The delay for other check deposits depends on whether the check is a local or a nonlocal check. To see whether a check is a local or a nonlocal check, look at the routing number on the check.

Personal Check


20
Pay to the
Order of
$
dollars
(Bank Name and
Location)
000000000 000
Routing Number

Business Check


of Company
City, State
20
$
dollars
(Bank Name and
Location)
123456789
000000000 000
Routing Number

If the first four digits of th routing number (1234 in the examples above) are 0420, 0421, 0422, 0423, 2420, 2421, 2422, or 2423, then the c is a local check. Otherwise, the check is a nonlocal check. Some checks are marked "payable through" and ha a four- or nine-digit number nearby. For these checks, use the four-digit number (or the first four digits of the nine digit number), not the routing number on the bottom of the check, to determine if these checks are local or nonlocal. Our policy is to make funds from local and nonlocal checks available as follows.

1. Local checks. Funds from a deposit of local checks will be available on the first business day after the day of your deposit.

For example, if you deposit a local check of $700 on a Monday, $700 of the deposit is available on Tuesday.

2. Nonlocal checks. The $100 from a deposit of nonlocal checks will be available on the first business day after the day of your deposit remaining funds will be available on the second business day after the day of your deposit.

For example, if you deposit a $700 nonlocal check on a Monday, $100 of the deposit is available on Tuesday. The remaining $600 is available on Wednesday.

Longer Delays May Apply

In some cases, we will not make all of the funds that you deposit by check available to you on the first or second business day after the your deposit. Depending on the type of check that you deposit, funds may not be available until the fifth bus day after the day of your deposit. The first $100 of your deposits, however, may be available on the first busi day.

If we are not going to make all of the funds from your deposit available on the first or second business day, we will notify you at the time you make your deposit. We will also tell you when the funds will be available. If your deposit is not made directly to one of mployees, or if we decide to take this action after you have left the premises, we will mail you the notice by the ay after we receive your deposit.

In addition, funds you d by check may be delayed for a longer period under the following circumstances:

- We believe a check y sit will not be paid.
- You deposit checks more than $5,000 on any one day.
- You redeposit a check has been returned unpaid.
- You have overdrawn yo ccount repeatedly in the last six months.
- There is an emergen as failure of computer or communications equipment.

We will notify you if we our ability to withdraw funds for any of these reasons, and we will tell you when the funds will be available. T y will generally be available no later than the eighth business day after the day of your deposit.

If you want to be sure a n a particular deposit will be available for withdrawal, you should ask us.

Special Rules for New nts

If you are a new custom llowing special rules will apply during the first 30 days your account is open.

Funds from electronic osits to yo account will be available on the day we receive the deposit. Funds from deposits of cash, wire and the first $5,000 of a day's total deposits of cashier's, certified, teller's, traveler's, and federal, state and l vernment checks will be available on the first business day after the day of your deposit if the deposit tain conditions. For example, the checks must be payable to you. The excess over $5,000 will be available inth business day after the day of your deposit. If your deposit of these checks (other than a U S. Treasury c ot made in person to one of our employees, the first $5,000 will not be available until the second business day the day of your deposit.

Funds from all other che osits will be available on the ninth business day after the day of your deposit.

Holds on Other Funds Cashing)

If we cash a check is draw on another bank, we may withhold the availability of a corresponding amount of funds that in your a count. Those funds will be available at the time funds from the check we cashed would have been le if you had deposited it.

Holds on Other Fund ccount)

If we accept for depo that is dr n on another bank, we may make funds from the deposit available for withdrawal immediately lay your availability to withdraw a corresponding amount of funds that you have on deposit in another acc us. The funds in the other account would then not be available for withdrawal until the time periods that are d elsewhere in this disclosure for the type of check that you deposited.

Deposits at Automa achines TM's)

Funds from any depo checks made at ATM's may not be available until the second business day after the day of your deposi make a deposit at an ATM before 3:00 P.M. on a business day that we are open, we will consider that day day of your deposit. However, if the deposit is made after 3:00 P.M. or on a day we are not open, we will the deposit was made on the next business day we are open.

Your Responsibility

Please remember th we have ade funds available to you, and you have withdrawn the funds, you are still responsible for ch eposi t are returned to us unpaid and for any other problems involving the deposit.

CORNERSTONE BANK
FEE SCHEDULE
EFFECTIVE FEBRUARY 1, 2004

Account Closing (within 90 days of opening)	$25.00
Account Closing (due to Negative Activity)	$50.00
Account Reactivation Fee	$25.00
ATM Transaction (Non Cornerstone Bank ATM)	$1.75
ATM Transaction (Non-Star Network ATM)	$2.00
Card Replacement - ATM/Debit	$5.00
Cashier's Check or Money Order	$5.00
Check Cashing for Non-Customers (Check must be drawn on Cornerstone Bank)	$5.00
Check Copy	$5.00
Checking/Savings Account non-activity (after 180 days)	$10.00
Child Support Withholding	$2.50
Counter Checks Issued (over 5 per week)	$1.00/check
Fax	$2.00
Garnishment/Levy	$75.00
Interim Statement	$7.50
Monthly Savings Account Fee (If Balance Falls Below $200)	$3.00
NSF/Re-presentment NSF (Checking & Savings)	$30.50
Overdraft Item (Checking & Savings)	$30.50
Photocopy	$1.00/copy
Research/Reconcile	$25.00/hour
Return Deposited Item	$10.00
Savings Transfer Fee	$5.00/daily transfer
Savings Withdrawals (over 2/month)	$.50 each
Stop Payment (Checks, Electronic Checks, and Automatic Payments)	$29.50
Sustained NSF/Overdraft (Checking & Savings, starting on the 7th day)	$5.00/day
Wire - Incoming	$15.00
Wire - Outgoing - USA	$25.00
Wire - Outgoing - International	$50.00

Fees are subject to change without notice

ELECTRONIC FUND TRANSFERS

YOUR RIGHTS AND RESPONSIBILITIES

The Electronic Fund Transfers we are capable of handling for consumers are indicated below, some of which may not apply to your account. Some of these may not be available at all terminals. Please read this disclosure carefully because it tells you your rights and obligations for these transactions. You should keep this notice for future reference.

TYPES OF TRANSFERS, FREQUENCY AND DOLLAR LIMITATIONS

☒ **(a) Prearranged Transfers.**

- ☒ Preauthorized credits. You may make arrangements for certain direct deposits to be accepted into your ☒ checking and/or ☐ savings account(s).
- ☒ Preauthorized payments. You may make arrangements to pay certain recurring bills from your ☒ checking and/or ☒ savings account(s).
- ☒ Preauthorized payments. Transfer via ACH checks (where check data is captured by the merchant).

☒ **(b) Telephone Transfers.** You may access your account(s) by telephone at 937-327-_390 OR 800 _379-8661 using a touch tone phone, your account numbers, and personal identification number (PIN) to:

- ☒ Transfer funds from checking to savings
- ☒ Transfer funds from savings to checking
- ☒ Transfer funds from HELOC to checking
- ☐ Transfer funds from ________ to ________
- ☒ Make payments from checking to loan accounts with us
- ☒ Make payments from savings to loan accounts with us
- ☐ Make payments from ________ to ________
- ☒ Get checking account(s) information
- ☒ Get savings account(s) information
- ☒ Get loan account information
- ☒ Transfers done after 6 p.m. will be processed one business day later.

☒ **(c) ATM Transfers.** You may access your account(s) by ATM using your ATM or Debit Card and personal identification number to:

- ☒ Make deposits to checking accounts
- ☒ Make deposits to savings accounts
- ☒ Get cash withdrawals from checking accounts you may withdraw no more than $300.00 per day
- ☒ Get cash withdrawals from savings accounts you may withdraw no more than $300.00 per day
- ☒ Transfer funds from savings to checking
- ☒ Transfer funds from checking to savings
- ☐ Transfer funds from ________ to ________
- ☐ Make payments from checking accounts ________
- ☐ Make payments from ________ to ________
- ☒ Get checking account(s) information
- ☒ Get savings account(s) information
- ☐ ________
- ☐ ________

☒ **(d) Point-Of-Sale Transactions.**

Using your card:

- ☒ You may access your ☒ checking account ☐ ________ account(s) to purchase goods (☒ in person, ☒ by phone, ☒ by computer), pay for services (☒ in person, ☒ by phone, ☒ by computer), get cash from a merchant, if the merchant permits, or from a participating financial institution, and do anything you can do with a credit card.
- ☒ You may not exceed more than $ 500.00 in transactions per day.
- ☐ ________
- ☐ ________

☒ **(e) Computer Transfers.** You may access your account(s) by computer by dialing ________ or at cornerstone-online and using your account numbers, and security access code to:

- ☒ Transfer funds from checking to savings
- ☒ Transfer funds from savings to checking
- ☒ Transfer funds from HELOC to Checking
- ☐ Transfer funds from ________ to ________
- ☒ Make payments from checking to loan accounts with us
- ☒ Make payments from savings to loan accounts
- ☐ Make payments from ________ to ________
- ☒ Get checking account(s) information
- ☒ Get savings account(s) information
- ☒ Get loan account(s) information
- ☒ Transfers done after 6 p.m. will be processed one business day later.

GENERAL LIMITATIONS

In addition to those limitations on transfers elsewhere described, if any, the following limitations apply:

- ☒ Transfers from a Money Market Savings account to another account or to third parties by preauthorized, automatic, or telephone transfer are limited to 6 per month with no more than 3 transfers by draft, debit or similar order to third parties. If you exceed the transfer limitations set forth above in any statement period, your account will be subject to closure by the financial institution.
- ☐ ________

☐ ______________________________

☒ (g) **Electronic Fund Transf** ... ied ... d **Parties.** You may authorize a thir... to i... electronic fund transfers between y... ccount ... the third party's account. These tra... to m... or receive payment may be one-time o... ices o... ay recur as directed by you. These ... fers ... use the Automated Clearinghouse ... C... or ... payments network. Your authorizatio... thir... y to make these transfers can occur i... er o... In some cases, your authorization ... wl... merchant posts a sign informing yo... po... all cases, the transaction will require ... ovic... third party with your account numb... fina... institution information. This informati... ypica... found on your check as well as on ... t or ... awal slip. Thus, you should only pro... r fin... institution and account information (... h... ever... hone, the Internet, or via some ot... nd) ... ted third parties whom you have ... these electronic fund transfers.

☐ ______________________________

GENERAL LIMITATIONS

In addition to those limit... ... ewhere described, if any, the follo...

☐ Transfers from a _____ account to another a... to ... arties by preauthorized, automa... ... ansfer are limited to _________ ... with no more than _________ ... sfers by _________ or ... rder ... parties. If you exceed the trans... above in any statement pe... will be subject to closure by t... ...

☐ ______________________________

FEES

☒ We charge $1.75 ______ ... sfer ______ to o... ccounts are set up to use MAC/... n.

☐ We charge __________ ... __________ but ... ly ... te ... s below ... ing the ... TM

☒ We charge $2.00 per withd... ... TM networks, and $5.00 to repl... a... M/...

☒ We charge up to $4.95 per ... nent service depending on your a...

Except as indicated abo... do ... ge for Electronic Fund Transfers.

ATM Operator/Network Fees ... ou ... ATM not owned by us, you may be ... a ... e ATM operator or any network us... ... arged a fee for a balance inquiry ev... ... plete a fund transfer).

DOCUMENTATION

(a) Terminal Transfers. You can get a receipt at the time you make any transfer to or from your account using one of our terminals.

(b) Preauthorized Credits. If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you can call us at the telephone number listed below to find out whether or not the deposit has been made.

(c) In addition,

☒ You will get a monthly account statement from us, unless there are no transfers in a particular month. In any case you will get a statement at least quarterly.

☒ You will get a quarterly statement from us on your savings account if the only possible electronic transfer to or from the account is a preauthorized transfer.

☒ If you bring your passbook to us, we will record any electronic deposits that were made to your account since the last time you brought in your passbook.

☐ ______________________________

PREAUTHORIZED PAYMENTS

(a) Right to stop payment and procedure for doing so. If you have told us in advance to make regular payments out of your account, you can stop any of these payments. Here's how:

Call or write us at the telephone number or address listed in this disclosure, in time for us to receive your request 3 business days or more before the payment is scheduled to be made. If you call, we may also require you to put your request in writing and get it to us within 14 days after you call.

☒ We charge $29.50 __________ for each stop payment.

(b) Notice of varying amounts. If these regular payments may vary in amount, the person you are going to pay will tell you, 10 days before each payment, when it will be made and how much it will be. (You may choose instead to get this notice only when the payment would differ by more than a certain amount from the previous payment, or when the amount would fall outside certain limits that you set.)

(c) Liability for failure to stop payment of preauthorized transfer. If you order us to stop one of these payments 3 business days or more before the transfer is scheduled, and we do not do so, we will be liable for your losses or damages.

FINANCIAL INSTITUTION'S LIABILITY

(a) Liability for failure to make transfers. If we do not complete a transfer to or from your account on time or in the correct amount according to our agreement with you, we will be liable for your losses or damages. However, there are some exceptions. We will not be liable, for instance:

- If, through no fault of ours, you do not have enough money in your account to make the transfer.
- If the transfer would go over the credit limit on your overdraft line.
- If the automated teller machine where you are making the transfer does not have enough cash.
- If the terminal or system was not working properly and you knew about the breakdown when you started the transfer.
- If circumstances beyond our control (such as fire or flood) prevent the transfer, despite reasonable precautions that we have taken.

- There may be other exce[illegible] ag[illegible]eement with you.

CONFIDENTIALITY

We will disclose informati[illegible] out your account or the transfers you [illegible]:

(1) where it is necessary [illegible]; or
(2) in order to verify the [illegible] of your account for a third par[illegible] bureau or merchant; or
(3) in order to comply wi[illegible] or court orders; or
(4) ☒ if you give us writt[illegible]
(5) ☒ as explained in the [illegible]sure.
(6) ☐ ______________________

UNAUTHORIZED TRANSFE[illegible]

(a) Consumer Liability. [illegible] believe your card and/or code has b[illegible]phoning is the best way of keeping [illegible]. You could lose all the money [illegible] is your maximum overdraft line of [illegible] our card and/or code has been lost [illegible] within 2 business days after you [illegible]ft, you can lose no more than $5[illegible] card and/or code without your p[illegible] do NOT tell us within 2 business da[illegible] loss or theft of your card and/or co[illegible] we could have stopped someone fro[illegible] code without your permission if [illegible] ld lose as much as $500. Also, if [illegible] ansfers that you did not make, tell [illegible] tell us within 60 days after the st[illegible] you, you may not get back any mon[illegible] days if we can prove that we cou[illegible] from taking the money if you ha[illegible]

If a good reason (such [illegible] al stay) kept you from telling us, w[illegible] od.

☒ **Visa® Card Debit.** Ad[illegible] ity for Point-of-Sale ________. [illegible] grossly negligent or have eng[illegible] not be liable for any unauthori[illegible] ur lost or stolen Visa card. [illegible] iability does not apply to AT[illegible] actions using your Personal I[illegible] ich are not processed by Visa, [illegible] Visa is a registered trademar[illegible] Service Association.

☐ **MasterCard® Debit.** A[illegible] ity for ________. [illegible] or any unauthorized transacti[illegible] d debit card, when used for [illegible] if: (i) you can demonstra[illegible] ercised reasonable care in safe[illegible] he risk of loss or theft, (ii) yo[illegible] two or more incidents of un[illegible] e prior twelve-month period, a[illegible] n good standing. If any of the[illegible] t, your liability is the lesser o[illegible] money, property, labor, or [illegible] the unauthorized use [illegible] us. "Unauthorized use" m[illegible] it card by a person, other [illegible] ot have actual, implied, or app[illegible] se, and from which you receiv[illegible] il limit on liability does not a[illegible] or to transactions using you[illegible] umber which are not process[illegible] Card is a registered tradema[illegible] ational Incorporated.

☐ ______________________

(b) Contact in event of unauthorized transfer. If you believe your card and/or code has been lost or stolen or that someone has transferred or may transfer money from your account without your permission, call or write us at the telephone number or address listed at the end of this disclosure.

ERROR RESOLUTION NOTICE

In Case of Errors or Questions About Your Electronic Transfers, Call or Write us at the telephone number or address listed below, as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement or receipt. We must hear from you no later than 60 days after we sent the FIRST statement on which the problem or error appeared.

(1) Tell us your name and account number (if any).
(2) Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
(3) Tell us the dollar amount of the suspected error.

If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.

We will determine whether an error occurred within 10 business days (5 business days if involving a Visa® transaction or 20 business days if the transfer involved a new account) after we hear from you and will correct any error promptly. If we need more time, however, we may take up to 45 days (90 days if the transfer involved a new account, a point-of-sale transaction, or a foreign-initiated transfer) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days (5 business days if involving a Visa transaction or 20 business days if the transfer involved a new account) for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account. An account is considered a new account for 30 days after the first deposit is made, if you are a new customer.

We will tell you the results within three business days after completing our investigation. If we decide that there was no error, we will send you a written explanation.

You may ask for copies of the documents that we used in our investigation.

By signing below customer acknowledges receipt of pages 1,2 and 3 of this notice:

Signed *Dated*

INSTITUTION (name, address, telephone number, business days)

CORNERSTONE BANK
28 E MAIN ST
SPRINGFIELD, OH 45502

Our business days are Monday through Friday. Holidays are not included.

1-888-327-1145, after hours 1-800-523-4175

Telephone ?anking Account Disclosure
Sta :nent and Agreement

Your Rights and Responsi ities

You will be bound by this Agreement by yo rst use of the telephone banking transfer service

The following are telephone banking requests e are capable of handling. Some may not be ap ... your nt

Telephone transfers - types, transactic tations, and charges - Unless a different limitation is disc . in writing, we restrict the number of tran ... a savings unt to another account or third parties, t ... of six (on (less the number of "pre-authorize transfers during month) Other account transfer restrictio ... describe ...

You may access your acc unt(s) by using a to one telephone and personal identification ... (PIN), to:

~transfer funds from savings ... g acco

~ transfer funds from chec ... o s ngs ac)

~ make loan payments fr ... ng and/or s s account(s)

~ obtain account informat you checi vings account(s)

~ obtain the amount of int ... your d an or loan account(s)

~ obtain the account infor ur lo nt(s)

~ obtain the real estate ta loan(s)

~ obtain the hazard insur our n loan(s)

~ obtain a faxed stateme ias erio account(s)

~ change your personal id on number

See separate fee schedul hat n some of these services.

Documentation - Peric ... checking account(s), you will recei ...

- For your savings accou ... account statement, unless there ... month, then you will receive a qu aten at.

Financial institution's li ... transfer to or from your accoun ... amount according to our agreem ... for your losses or damages. How ... We will not be liable, for insta

(1) If, through no fault of ... ugh oney in your account to make the

(2) If the terminal or syste ... you knew about the breakdow you started

(3) If circumstances beyon ... prevent the transfer despite reas ...

(4) Transfers done after ... ne b ness day later.

(5) Other exceptions, tha ...

Confidentiality - We n sclose ... parties about your account(s) ... transf ... it is necessary for completin transfe ... verify the existence and condition our acc ... arty(e g. credit bureau or mercha order ... ment agency or court order; or give ...

Unauthorized transfers ... ONCE If you believe your PIN ... Telep ning us during business hours ... losses down, but you may write ... otify us within 2 business days ... 50 if someone used your PIN ... NOT notify us within 2 busines ... or theft of your PIN, and we can ... have stopped the unauthoriz ... as much as $500. If a reas ... ing us, we may extend the time ...

Error resolution notice - Call us at (888) 327-1145 or write us at the address listed, as soon as you can if you think your statement or receipt is wrong or if you need additional information about a transfer listed on your statement or receipt. You must notify us no later than 60 days after we sent the FIRST statement on which the problem or error appeared

- Tell us your name, account number (if any) and the dollar amount of the suspected error or problem.

- Describe the error or the transfer you are unsure about and explain as clearly as you can why you believe this is an error or why you need additional information. If you tell us orally, we may require a written request within 10 business days. We will tell you the results of our investigation within 10 business days after you notify us and we will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint or question. We will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the funds during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account

New Account (1st 30 days) - We will tell you the results of our investigation within 20 business days after you notify us and will correct any error promptly. If we need more time, we may take up to 90 days to investigate your complaint or question. We will credit your account within 20 business days for the amount you think is in error, so you will have the use of the funds during the time it takes us to complete our investigation.

If we decide that there was no error, we will send you a written explanation within 3 business days after we finish our investigation. You may ask for copies of the documents we used in our investigation

Other Rules and Regulations - Your designated account(s) may also be governed by other agreements between you and us and by our rules and regulations for your designated account(s).

Terminating this Agreement - You can terminate this Agreement at any time by notifying us in writing and no longer using your PIN. Whether you terminate this agreement or we do, the termination will not affect your obligations under this Agreement, even if we allow any transaction to be completed with your PIN after this Agreement has been terminated

Changing this Agreement - We have the right to change the terms of this Agreement from time to time. We will notify you at least 30 days before the change will take effect if the change will cause you greater costs or liability or if it will limit your telephone banking access to your designated account(s). We do not have to notify you in advance if the change is for security reasons

Any questions under this Agreement will be decided by Ohio law. If any term of this Agreement cannot legally be enforced, this Agreement is to be considered changed to the extent necessary to comply with the law. If we ever have to file a lawsuit to collect what you owe us, you will pay our reasonable expenses, including attorney's fees.

Cor rstone Bank
28 East Main Street
Spri field, Ohio 45502

B ss Days: Monday through Friday
E ing Federal Holidays

Rep t a lost or stolen ATM/DEBIT card immediately to Cornerstone Bank at 1-888-327-1145. After bu ss hours call 1-800-523-4175.

10/09/02

Assignment and Transfer of Interest and Ownership

William T. Remlinger hereby transfers to AdCare, Inc. one unit of membership interest in the Hearth & Home of Van Wert, LLC an Ohio Limited Liability Company.

Wm T. Remlinger
William T. Remlinger

TOTAL P.03

received 7/1/04